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                                                                   Exhibit (24)
                               POWER OF ATTORNEY

     The undersigned, being officers and trustees of Van Kampen American Capital Senior Income Trust, a Massachusetts business trust (the "Trust"), do hereby, in the capacities shown below, individually appoint Ronald A. Nyberg and Dennis J. McDonnell, of Oakbrook Terrace, Illinois, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by the Trust on April 9, 1998, with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 and covering the Trust's shares of beneficial interest.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  April 22, 1998


               Signature                    Title
               ---------                    -----


/s/ Dennis J. McDonnell                     Chairman and Trustee
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Dennis J. McDonnell


------------------------------------------  Trustee
David C. Arch


/s/ Rod Dammeyer                            Trustee
------------------------------------------
Rod Dammeyer


/s/ Steven Muller                           Trustee
------------------------------------------
Steven Muller


/s/ Theodore A. Myers                       Trustee
------------------------------------------
Theodore A. Myers


------------------------------------------  Trustee
Don G. Powell


------------------------------------------  Trustee
Hugo F. Sonnenschein


/s/ Howard J Kerr                           Trustee
------------------------------------------
Howard J Kerr


/s/ Wayne W. Whalen                         Trustee
------------------------------------------
Wayne W. Whalen


/s/ Edward C. Wood, III                     Vice President and
------------------------------------------
Edward C. Wood, III                         Chief Financial Officer